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Exhibit 10.12
GF—2000—0210

Engineering Service Contract (II)

(Professional Engineering Service Contract for Construction Project)

Name of the project: Xinyang Jinding Project with an annual production of 300,000t/a bio-diesel oil and 15,000t/a 1, 3 propylene glycol
Location of the project: Xinyang, Henan province
Contract No.: [2005] Xianghuashehe No. 21
(Filled in by the Designer)
Level of the design certificate: first-degree in the whole petrochemical industry
Contract letting party: Xinyang Hongchang Channel Gas Engineering Co., Ltd
Designer: Hunan Biologically Pharmaceutical Factory
Consigned technician: Qinghua University
Date of Contract: October 30, 2005

Ministry of Construction of People’s Republic of China
State Administration for Industry and Commerce

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Contract letting party: (Party A) Henan Xinyang Hongchang Pipeline & Gas Company

Designer: (Party B) Hunan Chemical & Pharmaceutical Design Institute

The Contract letting party entrust the Designer to undertake the engineering design of Xinyang Jinding300,000t/a bio-diesel oil and15,000t/a 1,3 propylene glycol project and 10,000 t/a bio-diesel oil project and the location for the project is Xinyang, Henan province. After friendly consultation, The parties hereby sign this contract as follows:

Article 1 Basis for the conclusion of this contract

1.1 The Contract Law of the People’s Republic of China; The Construction Law of the People’s Republic of China; Regulations on the Administration of the Market for Survey and Design of Engineering Construction

1.2 National and local rules and regulations on the administration of the market for survey and design of engineering construction

1.3 Approval documents of the engineering construction

Article 2 Design Basis

2.1 The proxy statements or the design bid-winning documents sending by the contract letting party to the designer.

2.2 The base information giving by the contract letting party

2.3 The main technical criterions adopted by the designer are:

1. Fire Prevention Norm for Construction designGBJ16-1987 (The 2001 version)

2. The Provisions about the Content and Depth of the Shop Drawing of the Chemical Techniques Design

3. The Design Mode of the Industrial Metal Pipeline GB50316-2000

4. The related national executing technical criterions and norms.

Article 3 The order of Precedence of the contract documents

The documents constituting the present contract can illuminate each other. If there is diverge or disaccord, please judge them according to the following order of precedence:

3.1 The contract

3.2 The bid-winning documents

3.3 The contract letting party‘s requirements and the bid-winning documents

3.4 The Bid document

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Article 4 The Project, scale, stage, investment and design contents of the present contract (filling in accordance with the characters of the industry):

    *****

Article 5 The related information, documents and time submitted by the contract letting party to the designer.

The contract letting party entrusts the Tsinghua University with the provision of the technical information about the technics of the bio-diesel productions of the present project;

    5.1 The indispensable information in the feasibility study report stage (it shall be provided in seven days since the contract is assigned)

    5.1.1 The flow chart, technology parameters, and equipment schedule provided by the technology transfer party;

    5.1.2 The specification of the raw materials and the norm quota of consumption

    5.1.3 The hydrological and weather information, geological information and relief map;

    5.1.4 Other supporting documental information in the feasibility study stage

    5.2 The information in the project designing stage (it shall be provided in ten days since the beginning of the project design)

    5.2.1 Entrust the technology party with the provision of the Software bundle of the bio-diesel technics

    5.2.2 The specification of the raw materials

    5.2.3 The detailed geological exploitation and relief map

    5.2.4 Other fundamental design materials.

Article 6 Design documents and the number of copies delivered by the designer to the contract letting party, and the place and time to deliver

6.1 Submit 15 copies of feasibility study report within 30 days after conclusion of the contract.

6.2 Submit 10 copies of preliminary design document 60 days after approval of the feasibility study report.

6.3 Submit 8 copies of construction drawings 90 days after approval of the preliminary design document.

6.4 Documents are delivered at: Changsha City, Hunan Province

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Article 7 Fees

7.1 The two parties agree that the feasibility study and design fee under this Contract is RMB ***** in total, including RMB ***** consultancy fee for compiling the feasibility study report and RMB ***** design fee for the project. The charging basis and calculation approach is executed in accordance with related national and local regulations; where there’s no national and local regulation, they shall be agreed on by the two parties.

7.2 After approval of the preliminary design, the design fee shall remain unchanged. In the event of budget adjustment in construction of the project, the design fee shall not be adjusted either.

Article 8 Payment method

8.1 The contract letting party shall, within ***** after this Contract takes effect, pay the designer ***** of the total fee for feasibility consultancy as deposit at the feasibility study stage, which totals RMB ***** (In settlement, such deposit will be used to set off the design fee and the consultancy fee for compilation of the feasibility study report).

8.2 When the designer submits the feasibility study report, the contract letting party shall pay RMB ***** consultancy fee.

8.3 The contract letting party pays ***** of the design fee to the designer, totaling RMB *****, then the designer organize and conduct design. When the designer submits the preliminary design documents, the contract letting party shall pay RMB ***** design fee. Afterwards, the contract letting party shall, based on the proportion of quantity of construction drawings completed by the design fee, pay to the designer RMB ***** design fee by phases and by strikes. After completion of construction drawings, the contract letting party shall settle the design fee, without withholding any remaining funds.

Article 9 Responsibilities of both parties

9.1 The contract letting party’s responsibility

9.1.1 The contract letting party entrusts the technology party with the provision of the technology information to the designer. It shall take the responsibility of the advancement, dependability and veracity of the technology information and the disputes of the knowledge property right causing by it.

9.1.2 According to the Article 5, the contract letting party shall provide the base information and documents to the designer in the prescriptive time and take responsibility for the integrality , validity and time limit for them. Besides, the contract letting party has no right to ask the designer to design violating national related rules.

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In case the contract letting party provides those information and documents exceeding less than 15 days, the designer can postpone the time according to the time limit defined in the Article 6; if the contract letting party provides those information and documents exceeding more than 15 days, the designer has the right to redefine the time of providing the designing documents.

9.1.3 In case of the Designer’s rework on the design resulted for changes of the engineering, size and conditions of the design by the Contract letting party or mistakes of the materials submitted or major revision on the submitted materials, the parties shall conclude supplementary agreement separately (or conclude additional agreement) and redefine relevant terms and conditions, and the Contract letting party should pay charges for rework to the Designer according to the workload.

9.1.4 During the performance of the contract, if the Contract letting party requires terminating or canceling the contract before the Designer starts the design work, the Designer will not return the down payment already paid by the Contract letting party; if the Designer has started the design work, the Contract letting party shall pay for the actual workload already done by the Designer. When the actual workload of the design is less than half of the work at the stage, the Contract letting party shall pay half of the payment for the design work at the stage. When the actual workload of the design is more than half of the work at the stage, the Contract letting party shall pay all the payment for the design work at the stage.

9.1.5 The Contract letting party should pay down payment as provided by the contract and receipt of down payment will be the symbol for the commencement of the design work by the Designer. The Designer shall have the right to put off the commencement date of the design work if it has not received the down payment and the time for delivery shall be extended accordingly.

9.1.6 The Contract letting party should pay charges for design to the Designer at the amount and date provided in this Contract. For each day of overdue payment, 2‰ of the overdue payment shall be paid as damages for overdue payment and the time for delivery by the Designer shall be extended accordingly. Where the delay of payment has exceeded 30 days, the Designer shall have the right to suspend the performance of the work at the next stage and give written notice to the Contract letting party. In case the higher authority or competent department of design approval would not approve the design documents or the engineering construction of this contract is suspended or stopped, the Contract letting party should pay the payable charges for design.

9.1.7 If the Contract letting party require the Designer to delivery the design documents in advance, it should get the prior consent of the Designer without serious deviation from the reasonable design circle, and the Contract letting party shall pay the crush cost.

9.1.8 The Contract letting party shall be responsible for the national standard drawing, ministerial standard drawing and local standard drawing needed in factory construction drawings of design documents.

9.1.9 The Contract letting party shall bear the expenses for receiving foreign expert in charge of the engineering to the Designer’s office (including expenses on fax, telephone and office affairs).

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9.2 Designer’s responsibilities

9.2.1 The Designer should carry out design work in accordance with technological rules and standards provided in this contract or the state, and deliver design documents as the content, time and copies specified in Article 6 of this Contract (except for the circumstances provided in Art. 9.1.1, 9.1.2, 9.1.4, 9.1.5 under which the delivery of design documents may be extended), and shall be responsible for the quality of the design documents.

9.2.2 The design life of the engineering construction shall be 20 years.

9.2.3 The Designer shall be responsible for the scrutiny on the foreign investor’s design material and contact on the design of the engineering.

9.2.4 The Designer shall be responsible for the revision or supplement to the mistakes or omission of the design documents. If any engineering quality accidents happen because of the Designer’s fault, the Designer should be responsible for taking remedial measures as well as reduce the design charges on the affected part of the design work and compensate the Contract letting party in accordance with the degree of loss. The amount of the damages for compensation shall be discussed and determined by the Parties as ***** of the whole design fees promised in the contract.

9.2.5 If the delivery of design documents is delayed for the Designer’s reason, each day overdue will result in the reduction of ***** of the design charges for the engineering.

9.2.6 After the contract come into force, the designer shall return the down payment in double if the designer require termination or cancellation.

9.2.7 Upon delivery of the design documents, the Designer shall participate in the inspection on the design by relevant higher authority as provide and shall be responsible for necessary adjustment and supplements to the content within the original scope of the design according to the inspection conclusion. The Designer shall start the construction within two years upon delivery of the design documents within specified time limit and shall be responsible for the technological disclosure to the Contract letting party and construction unit, handling with relevant matters on design and participation in the acceptance upon completion of the engineering construction. In case the engineering construction has not started within two years, the Designer shall still be responsible for the above work and may collect reasonable service fee for consultancy from the Contract letting party in accordance with the needed work load the amount of the service fee shall be discussed and determined by the Parties.

Article 10 Confidentiality

Both Parties shall protect each other’s intellectual property rights. Without prior consent, neither party shall revise, copy, or transfer to a third party or use for the project other than the project of this Contract any materials and documents of the other party. Under such circumstances, the disclosing party shall be responsible for all the consequence it results and shall bear relevant compensation.

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Article 11

If any dispute arises in connection with the engineering service contract, it shall be settled by friendly consultation of the Parties. When the dispute cannot settled by consultation, it shall be submitted to arbitration committee for settlement. When the Parties have not agreed on the arbitration organization nor concluded written arbitration agreement, the dispute shall be brought to People’s court.

Article 12 Contract effectiveness and miscellaneous

12.1 As the Contract letting party request the Designer to dispatch personnel to stay on construction site so as to coordinate and solve relevant issues, the individual technical consultant service contract shall be signed by both parties. Since the need of design and construction, the Designer would be requested to solve related construction problem by the Contract letting party, and the service within four days is free.

12.2 Service provided by the Designer for the Project in the Contract will be concluded until the completion of construction, installation, and commissioning operation.

12.3 In the projects of construction, Designer shall not appoint manufactures or Designers of construction materials and equipments. Where there is a necessity that Designer shall cooperate with Contract letting party in ordering the process of construction materials and equipments, the relevant expenses shall be paid by Contract letting party.

12.4 The Contract                                                                                                                                                                letting party entrusted the Designer to cooperate with the engineering work of imported project and design personnel undertaking relevant design assignment shall be included in all stages from enquiry, business negotiation, domestic and overseas technical inspection until the production period. The fee for overseas business trip and other relevant fee will be paid by Contract letting party except the fee for purchasing dress.

12.5 Additional agreement for any other service, which Contract letting party entrusts Designer to provide, however, out of the scope of the contract, shall be signed and the payment shall be paid correspondingly.

12.6 For any failure to perform any term or condition of the contract due to force majeure, both parties shall attempt to settle the problem by consultation.

12.7 The contract is effective once after both parties stamp and sign. There are totally four copies of the contract, Contract letting party retains 2 copies, and Designer retains 2 copies.

12.8 Once the contract become effective, it shall be registered in the Auditing Section stipulated by Provincial Administrative Ministry of Construction where the project locates. If the necessity is agreed mutually by both parties, the contract shall be certified by local administration for industry and commerce. This contract is to be concluded once after both parties fulfill their own responsibilities.

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12.9 Any correspondence, including faxes, telegrams, meeting minutes agreed by both parties, are components of the contract, which shall have the same validity with this contract.

12.10 As for matters not mentioned in the contract, supplementary agreement may be concluded by both parties, which shall have the same validity with this contract.

Contract letting party:	Name of the Designer:
(Stamp) /s/ Chen Si Qiang	(Stamp) /s/ Hunan Chemical and Pharmaceutical Design Institute
Legal representative: (signature)	Legal representative: (signature)
Authorized proxy: (signature)	Authorized proxy: (signature)
Address:	Address:
Postal code:	Postal code:
Tel.:	Tel.:
Fax:	Fax:
Bank:	Bank:
Bank account:	Bank account:
Record at the competent construction administration department:	Verification opinion:

(Stamp)	(Stamp)